ALEXANDER & BALDWIN

PARTNERS FOR HAWAI'I

SUPPLEMENTAL INFORMATION

AS OF AND FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023

SAFEWAY
SAFEWAY

PREMIER HAWAI'I
REAL ESTATE COMPANY

ALEXANDERBALDWIN.COM

ALEX LISTED NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements
Statements in this Supplemental Information document that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, the evaluation of alternatives by the Company related to its non-core assets and business, and the risk factors discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). The information in this Supplemental Information document should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements.

Basis of Presentation
The information contained in this Supplemental Information document does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

Company Overview

Alexander & Baldwin, Inc.
Company Overview
Company Profile

Alexander & Baldwin, Inc. ("A&B" or the "Company") is a fully integrated real estate investment trust ("REIT") headquartered in Honolulu, Hawai‘i. The Company has a history of over 150 years of being an integral piece of Hawai‘i and its economy making it uniquely qualified to create value for shareholders through a strategy focused on asset management and growth primarily in its commercial real estate holdings in Hawai‘i.

The Company operates in two reportable segments: Commercial Real Estate ("CRE") and Land Operations, and is composed of the following as of June 30, 2023:

•A commercial real estate portfolio composed of 3.9 million square feet of improved properties and 142.0 acres of ground leases throughout the Hawaiian islands, including 2.5 million square feet of largely grocery/drugstore-anchored retail centers; and
•A land operations portfolio consisting of approximately 3,938 acres of legacy landholdings and assets that are subject to the Company's simplification and monetization efforts, and 56 acres of core landholdings, including development-for-hold and development-for-sale activities on Oahu and Maui.

In December 2022, the Company's Board of Directors authorized Management to sell the Company's wholly-owned subsidiary, Grace Pacific LLC ("Grace Pacific"), a materials and construction company in Hawai‘i, and Company-owned quarry land on Maui ("Maui Quarries"). The assets and liabilities associated with Grace Pacific and the Maui Quarries have been classified as held for sale and its financial results are classified as discontinued operations for all periods presented herein. Collectively, Grace Pacific and the Maui Quarries made up the majority of activity in the Company's Materials and Construction reportable segment ("M&C"). Accordingly, the former M&C segment has been eliminated and the segment information presented herein excludes the results of Grace Pacific and the Maui Quarries for all periods presented. In conjunction with the elimination of the M&C segment, the Company's remaining equity interest in an unconsolidated materials company was incorporated with the Land Operations reportable segment.

Throughout this Supplemental Information document, references to "we," "our," "us" and "our Company" refer to Alexander & Baldwin, Inc., together with its consolidated subsidiaries.

Executive Officers

Lance Parker	Clayton Chun
President & Chief Executive Officer	Executive Vice President, Chief Financial Officer & Treasurer

Jerrod Schreck	Meredith Ching
Executive Vice President, A&B & President, Grace Pacific	Executive Vice President, External Affairs

Jeffrey Pauker
Executive Vice President & Chief Investment Officer

Contact Information	Equity Research

Corporate Headquarters	Piper Sandler & Co.
822 Bishop Street	Alexander Goldfarb
Honolulu, HI 96813	(212) 466-7937
alexander.goldfarb@psc.com
Investor Relations
Clayton Chun	Other Company Information
Executive Vice President, Chief Financial Officer & Treasurer
(808) 525-6606	Stock exchange listing:	NYSE: ALEX
investorrelations@abhi.com	Corporate website:	www.alexanderbaldwin.com
	Grace Pacific website:	www.gracepacific.com
Transfer Agent & Registrar	Market capitalization at June 30, 2023:	$1.3B
Computershare	3-month average trading volume:	234K
P.O. Box 43006	Independent auditor:	Deloitte & Touche LLP
Providence, RI 02940-3006
(866) 442-6551

Overnight Correspondence
Computershare
150 Royall Street, Suite 101
Canton, MA 02021

Shareholder website: www.computershare.com/investor
Online inquiries: www-us.computershare.com/investor/contact

Alexander & Baldwin, Inc.
Company Overview
Glossary of Terms

ABR	Annualized Base Rent ("ABR") is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant.

Comparable Lease	Comparable Leases are either renewals (executed for the same units) or new leases (executed for units that have been vacated in the previous 12 months) for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.

CRE Portfolio	Composed of (1) retail, industrial and office improved properties subject to operating leases ("Improved Portfolio") and (2) assets subject to ground leases ("Ground Leases") within the CRE segment.

Debt-service Coverage Ratio
The ratio of Consolidated Adjusted EBITDA to the sum of debt service – which includes interest expense, principal payments for financing leases and term debt, as well as principal amortization of mortgage debt, but excludes balloon payments – for the trailing twelve months.

EBITDA and Segment Adjusted (or Consolidated Adjusted) EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is calculated on a consolidated basis ("Consolidated EBITDA") by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes and depreciation and amortization.

EBITDA is calculated for each segment ("Segment EBITDA" or "Commercial Real Estate EBITDA" and "Land Operations EBITDA") by adjusting segment operating profit (which excludes interest expense and income taxes) to add back depreciation and amortization recorded at the respective segment.

Segment Adjusted EBITDA (or Consolidated Adjusted EBITDA) is calculated by adjusting Segment EBITDA (or Consolidated EBITDA) for items identified as non-recurring, infrequent or unusual that are not expected to recur in the segment’s normal operations (or in the Company’s core business). Segment Adjusted EBITDA may also be referred to as CRE Adjusted EBITDA or Land Operations Adjusted EBITDA (when applicable).

FFO
Funds From Operations ("FFO") is presented by the Company as a widely used non-GAAP measure of operating performance for real estate companies. FFO is defined by the National Association of Real Estate Investment Trusts ("Nareit") December 2018 Financial Standards White Paper as follows: net income (loss) available to A&B common shareholders (calculated in accordance with GAAP), excluding (1) depreciation and amortization related to real estate, (2) gains and losses from the sale of certain real estate assets, (3) gains and losses from change in control, (4) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and (5) income (loss) from discontinued operations that are incidental to CRE. The Company presents different forms of FFO:

•"Core FFO" represents a non-GAAP measure relevant to the operating performance of the Company's commercial real estate business (i.e., its core business). Core FFO is calculated by adjusting CRE operating profit to exclude items noted above (i.e., depreciation and amortization related to real estate included in CRE operating profit) and to make further adjustments to include expenses not included in CRE operating profit but that are necessary to accurately reflect the operating performance of its core business (i.e., corporate expenses and interest expense attributable to this core business) or to exclude items that are non-recurring, infrequent, unusual and unrelated to the core business operating performance (i.e., not likely to recur within two years or has not occurred within the prior two years).

•FFO represents the Nareit-defined non-GAAP measure for the operating performance of the Company as a whole. The Company's calculation refers to net income (loss) available to A&B common shareholders as its starting point in the calculation of FFO.

The Company presents both non-GAAP measures and reconciles each to the most directly-comparable GAAP measure as well as reconciling FFO to Core FFO. The Company's FFO and Core FFO may not be comparable to FFO non-GAAP measures reported by other REITs. These other REITs may not define the term in accordance with the current Nareit definition or may interpret the current Nareit definition differently.

GAAP	Generally accepted accounting principles in the United States of America.

GLA	Gross leasable area ("GLA") measured in square feet ("SF"). GLA is periodically adjusted based on remeasurement or reconfiguration of space and may change period over period for these remeasurements.

Maintenance Capital Expenditures	As it relates to CRE segment capital expenditures (i.e., capitalizable costs on a cash basis), normalized recurring expenditures necessary to maintain building value, the current income stream and position in the market. Such expenditures may include building/area improvements and tenant space improvements.

Net Debt	Net Debt is calculated by adjusting the Company's total debt to its notional amount (by excluding unamortized premium, discount and capitalized loan fees) and by subtracting cash and cash equivalents recorded in the Company's consolidated balance sheets.

NOI
Net Operating Income ("NOI") represents total Commercial Real Estate contract-based operating revenue that is realizable (i.e., assuming collectability is deemed probable) less the direct property-related operating expenses paid or payable in cash. The calculation of NOI excludes the impact of depreciation and amortization (e.g., depreciation related to capitalized costs for improved properties, other capital expenditures for building/area improvements and tenant space improvements, as well as amortization of leasing commissions); straight-line lease adjustments (including amortization of lease incentives); amortization of favorable/unfavorable lease assets/liabilities; lease termination income; interest and other income (expense), net; selling, general, administrative and other expenses (not directly associated with the property); and impairment of commercial real estate assets.

Occupancy
The Company has historically (through the period ended December 31, 2020) reported occupancy on a physical basis (i.e., based on timing of when the lessee has physical access to the space, henceforth, “Physical Occupancy”). The Company presents two additional types of occupancy ("Leased Occupancy" and "Economic Occupancy").

The Leased Occupancy percentage calculates the square footage leased (i.e., the space has been committed to by a lessee under a signed lease agreement) as a percentage of total available improved property square footage as of the end of the period reported.

The Economic Occupancy percentage calculates the square footage under leases for which the lessee is contractually obligated to make lease-related payments (i.e., subsequent to the rent commencement date) to total available improved property square footage as of the end of the period reported.

PSF	Per square foot of GLA.

Rent Spread	Percentage change in ABR in the first year of a signed lease relative to the ABR in the last year of the prior lease.

Same-Store
The Company reports NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned and operated for the entirety of the prior calendar year and current reporting period, year-to-date. The Same-Store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during either of the comparable reporting periods. While there is management judgment involved in classifications, new developments and redevelopments are moved into the Same-Store pool after one full calendar year of stabilized operation. Properties included in held for sale are excluded from Same-Store.

Stabilization	New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% economic occupancy.

Straight-line Rent	Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period.

TTM	Trailing twelve months.

Year Built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

Alexander & Baldwin, Inc.
Company Overview
Statement on Management's Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplemental Information document:

•Consolidated EBITDA
•Consolidated Adjusted EBITDA
•FFO
•Core FFO
•Commercial Real Estate NOI and Same-Store NOI
•Commercial Real Estate EBITDA
•Land Operations EBITDA and Land Operations Adjusted EBITDA

The Company uses non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP.

The Company may report various forms of EBITDA (e.g., Segment EBITDA — also referred to as Commercial Real Estate EBITDA and Land Operations EBITDA — and Consolidated EBITDA) as non-GAAP measures used by the Company in evaluating the segments' and Company's operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the segments' and Company’s ongoing operations.

The Company also adjusts Segment EBITDA or Consolidated EBITDA to arrive at Segment Adjusted EBITDA or Consolidated Adjusted EBITDA for items identified as non-recurring, infrequent or unusual that are not expected to recur in the segment’s normal operations (or in the Company’s core business). Segment Adjusted EBITDA may also be referred to as CRE Adjusted EBITDA or Land Operations Adjusted EBITDA (when applicable).

As an illustrative example, the Company identified non-cash pension termination charges as a non-recurring, infrequent or unusual item that is not expected to recur in the consolidated or segment’s normal operations (or in the Company’s core business). By excluding these items from Segment EBITDA and Consolidated EBITDA to arrive at Segment Adjusted EBITDA or Consolidated Adjusted EBITDA, the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. Such non-GAAP measures should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

FFO is presented by the Company as a widely used non-GAAP measure of operating performance for real estate companies. The Company believes that, subject to the following limitations, FFO provides a supplemental measure to net income (calculated in accordance with GAAP) for comparing its performance and operations to those of other REITs. FFO does not represent an alternative to net income calculated in accordance with GAAP. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity. The Company presents different forms of FFO:

•Core FFO represents a non-GAAP measure relevant to the operating performance of the Company's commercial real estate business (i.e., its core business). Core FFO is calculated by adjusting CRE operating profit to exclude items in a manner consistent with FFO (i.e., depreciation and amortization related to real estate included in CRE operating profit) and to make further adjustments to include expenses not included in CRE operating profit but that are necessary to accurately reflect the operating performance of its core business (i.e., corporate expenses and interest expense attributable to this core business) or to exclude items that are non-recurring, infrequent, unusual and unrelated to the core business operating performance (i.e., not likely to recur within two years or has not occurred within the prior two years). The Company believes such adjustments facilitate the comparable measurement of the Company's core operating performance over time. The Company believes that Core FFO, which is a supplemental non-GAAP financial measure, provides an additional and useful means to assess and compare the operating performance of REITs.

•FFO represents the Nareit-defined non-GAAP measure for the operating performance of the Company as a whole. The Company's calculation refers to net income (loss) available to A&B common shareholders as its starting point in the calculation of FFO.

The Company presents both non-GAAP measures and reconciles each to the most directly-comparable GAAP measure as well as reconciling FFO to Core FFO. The Company's FFO and Core FFO may not be comparable to FFO non-GAAP measures reported by other REITs. These other REITs may not define the term in accordance with the current Nareit definition or may interpret the current Nareit definition differently.
NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company's Commercial Real Estate portfolio. The Company believes NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only the contract-based income and cash-based expense items that are incurred at the property level. When compared across periods, NOI can be used to determine trends in earnings of the Company's properties as this measure is not affected by non-contract-

based revenue (e.g., straight-line lease adjustments required under GAAP); by non-cash expense recognition items (e.g., the impact of depreciation and amortization expense or impairments); or by other expenses or gains or losses that do not directly relate to the Company's ownership and operations of the properties (e.g., indirect selling, general, administrative and other expenses, as well as lease termination income). The Company believes the exclusion of these items from operating profit (loss) is useful because the resulting measure captures the contract-based revenue that is realizable (i.e., assuming collectability is deemed probable) and the direct property-related expenses paid or payable in cash that are incurred in operating the Company's Commercial Real Estate portfolio, as well as trends in occupancy rates, rental rates and operating costs. NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company reports NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned and operated for the entirety of the prior calendar year and current reporting period, year-to-date. The Company believes that reporting on a Same-Store basis provides investors with additional information regarding the operating performance of comparable assets separate from other factors (such as the effect of developments, redevelopments, acquisitions or dispositions).

The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information document. To emphasize, the Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information document:

•Refer to Table 7 – Consolidated Metrics for a reconciliation of consolidated net income to Consolidated EBITDA and Consolidated Adjusted EBITDA, a reconciliation of consolidated net income (loss) available to A&B common shareholders to FFO and Core FFO, as well as a reconciliation of Commercial Real Estate operating profit to Core FFO.
•Refer to Table 8 – CRE Metrics for a reconciliation of Commercial Real Estate operating profit to NOI and Same-Store NOI and a reconciliation of Commercial Real Estate operating profit to Commercial Real Estate EBITDA.
•Refer to Table 18 – Statement of Operating Profit, EBITDA and Adjusted EBITDA for a reconciliation of Land Operations operating profit to Land Operations EBITDA.

Financial Summary

Alexander & Baldwin, Inc.
Financial Summary
Table 1 – Condensed Consolidated Balance Sheets

(amounts in millions; unaudited)

	June 30,	December 31,
	2023	2022
ASSETS
Real estate investments
Real estate property	$1,614.3	$1,598.9
Accumulated depreciation	(216.5)	(202.3)
Real estate property, net	1,397.8	1,396.6
Real estate developments	60.0	59.9
Investments in real estate joint ventures and partnerships	7.4	7.5
Real estate intangible assets, net	40.2	43.6
Real estate investments, net	1,505.4	1,507.6
Cash and cash equivalents	8.2	33.3
Restricted cash	0.2	1.0
Accounts receivable, net of allowances (credit losses and doubtful accounts) of $3.1 million and $2.5 million as of June 30, 2023, and December 31, 2022, respectively	5.2	6.1
Other property, net	2.2	2.5
Operating lease right-of-use assets	2.6	5.4
Goodwill	8.7	8.7
Other receivables, net of allowances of $3.6 million and $2.7 million as of June 30, 2023, and December 31, 2022, respectively	6.3	6.9
Prepaid expenses and other assets	91.2	89.0
Assets held for sale	154.9	126.8
Total assets	$1,784.9	$1,787.3

LIABILITIES AND EQUITY
Liabilities:
Notes payable and other debt	$506.9	$472.2
Accounts payable	5.2	4.5
Operating lease liabilities	2.0	4.9
Accrued pension and post-retirement benefits	10.1	10.1
Deferred revenue	71.8	68.8
Accrued and other liabilities	80.3	102.1
Liabilities associated with assets held for sale	75.7	81.0
Total liabilities	752.0	743.6
Commitments and Contingencies
Redeemable Noncontrolling Interest	9.2	8.0
Equity:
Common stock - no par value; authorized, 150.0 million shares; outstanding, 72.6 million and 72.5 million shares at June 30, 2023 and December 31, 2022, respectively	1,810.3	1,808.4
Accumulated other comprehensive income (loss)	1.5	1.8
Distributions in excess of accumulated earnings	(788.1)	(774.5)
Total A&B shareholders' equity	1,023.7	1,035.7
Total liabilities and equity	$1,784.9	$1,787.3

Alexander & Baldwin, Inc.
Financial Summary
Table 2 – Condensed Consolidated Statements of Operations

(amounts in millions, except per share data; unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating Revenue:
Commercial Real Estate	$49.5	$46.0	$97.4	$92.3
Land Operations	3.6	5.1	6.1	18.0
Total operating revenue	53.1	51.1	103.5	110.3
Operating Costs and Expenses:
Cost of Commercial Real Estate	25.0	24.2	50.0	48.2
Cost of Land Operations	2.0	5.4	5.6	14.6
Selling, general and administrative	9.9	9.3	18.6	18.1
Total operating costs and expenses	36.9	38.9	74.2	80.9
Gain (loss) on disposal of non-core assets, net	—	54.0	1.1	54.0
Operating Income (Loss)	16.2	66.2	30.4	83.4
Other Income and (Expenses):
Income (loss) related to joint ventures	0.5	0.1	0.9	1.5
Pension termination	—	(73.7)	—	(76.9)
Interest and other income (expense), net	—	0.4	(0.1)	0.3
Interest expense	(5.9)	(5.6)	(10.9)	(11.3)
Income (Loss) from Continuing Operations Before Income Taxes	10.8	(12.6)	20.3	(3.0)
Income tax benefit (expense)	—	18.1	—	18.1
Income (Loss) from Continuing Operations	10.8	5.5	20.3	15.1
Income (loss) from discontinued operations, net of income taxes	4.2	(1.1)	—	0.3
Net Income (Loss)	15.0	4.4	20.3	15.4
Loss (income) attributable to discontinued noncontrolling interest	(1.6)	(0.3)	(1.6)	(0.8)
Net Income (Loss) Attributable to A&B Shareholders	$13.4	$4.1	$18.7	$14.6

Earnings (Loss) Per Share Available to A&B Shareholders:
Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.15	$0.08	$0.28	$0.21
Discontinued operations available to A&B shareholders	0.03	(0.02)	(0.02)	(0.01)
Net income (loss) available to A&B shareholders	$0.18	$0.06	$0.26	$0.20

Diluted Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.15	$0.07	$0.28	$0.21
Discontinued operations available to A&B shareholders	0.03	(0.02)	(0.02)	(0.01)
Net income (loss) available to A&B shareholders	$0.18	$0.05	$0.26	$0.20

Weighted-Average Number of Shares Outstanding:
Basic	72.6	72.7	72.6	72.7
Diluted	72.8	72.8	72.8	72.8

Amounts Available to A&B Common Shareholders:
Continuing operations available to A&B common shareholders	$10.7	$5.4	$20.2	$15.0
Discontinued operations available to A&B common shareholders	2.6	(1.4)	(1.6)	(0.5)
Net income (loss) available to A&B common shareholders	$13.3	$4.0	$18.6	$14.5

Alexander & Baldwin, Inc.
Financial Summary
Table 3 – Segment Results

(amounts in millions; unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating Revenue:
Commercial Real Estate	$49.5	$46.0	$97.4	$92.3
Land Operations	3.6	5.1	6.1	18.0
Total operating revenue	53.1	51.1	103.5	110.3
Operating Profit (Loss):
Commercial Real Estate[1]	22.7	19.3	43.6	40.0
Land Operations[2,3,4]	1.7	(7.5)	1.6	(5.8)
Total operating profit (loss)	24.4	11.8	45.2	34.2
Interest expense	(5.9)	(5.6)	(10.9)	(11.3)
Corporate and other expense[5]	(7.7)	(18.8)	(14.0)	(25.9)
Income (Loss) from Continuing Operations Before Income Taxes	10.8	(12.6)	20.3	(3.0)
Income tax benefit (expense)	—	18.1	—	18.1
Income (Loss) from Continuing Operations	10.8	5.5	20.3	15.1
Income (loss) from discontinued operations, net of income taxes	4.2	(1.1)	—	0.3
Net Income (Loss)	15.0	4.4	20.3	15.4
Loss (income) attributable to discontinued noncontrolling interest	(1.6)	(0.3)	(1.6)	(0.8)
Net Income (Loss) Attributable to A&B Shareholders	$13.4	$4.1	$18.7	$14.6

[1] Commercial Real Estate segment operating profit (loss) includes intersegment operating revenue, primarily from the Land Operations segment, that is eliminated in the consolidated results of operations.

[2] Land Operations segment operating profit (loss) includes equity in earnings (losses) from the Company's joint ventures.
[3] For the three and six months ended June 30, 2022, Land Operations segment operating profit (loss) includes pension termination charges of $59.9 million and $62.2 million, respectively, related to the 2022 termination of the defined benefit plans as well as a gain on the sale of non-core assets, net, of $54.0 million. Land Operations segment operating profit (loss) includes a gain on sale of non-core assets, net, of $1.1 million for the six months ended June 30, 2023, related to the sale of the Company's legacy trucking business.

4 As described in the Company’s other filings with the SEC, during the fourth quarter of 2022, the Company changed the composition of its reportable segments which caused reported amounts (i.e., operating profit) in the historical period to be reclassified to Land Operations from the former Materials & Construction reportable segment. All comparable information for the historical periods has been retrospectively adjusted to reflect the impact of these changes.

[5] Corporate and other expense includes pension termination charges of $13.1 million and $14.0 million for the three and six months ended June 30, 2022, related to the 2022 termination of the defined benefit plans.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Selling, general and administrative expense by segment:
Commercial Real Estate	$1.9	$1.8	$3.9	$3.4
Land Operations	0.4	1.2	0.9	2.4
Corporate	7.6	6.3	13.8	12.3
Total selling, general and administrative expense	$9.9	$9.3	$18.6	$18.1

	June 30, 2023	December 31, 2022
Accounts receivable, net by segment:
Commercial Real Estate	$5.1	$5.4
Land Operations	0.1	0.7
Total accounts receivable, net	$5.2	$6.1

	June 30, 2023	December 31, 2022
Identifiable assets by segment:
Commercial Real Estate	$1,500.1	$1,499.9
Land Operations	112.1	112.0
Assets Held for Sale	154.9	126.8
Corporate	17.8	48.6
Total assets	$1,784.9	$1,787.3

Book value by segment:
Commercial Real Estate	$1,266.2	$1,265.8
Land Operations	8.0	4.8
Assets Held for Sale, net	79.2	45.8
Corporate[1]	(320.5)	(272.7)
Total[2,3]	$1,032.9	$1,043.7

[1] Primarily composed of corporate debt, partially offset by other assets and liabilities, net.
[2] Equals the sum of consolidated total equity and the redeemable noncontrolling interest presented on the consolidated balance sheets.
[3] Book value attributable to A&B as of June 30, 2023 and December 31, 2022 was $1,023.7 million and $1,035.7 million, respectively, which is book value noted above less redeemable noncontrolling interest of $9.2 million and $8.0 million, respectively.

Alexander & Baldwin, Inc.
Financial Summary
Table 4 – Condensed Consolidated Statements of Cash Flows

(amounts in millions; unaudited)

	Six Months Ended June 30,
	2023	2022
Cash Flows from Operating Activities:
Net income (loss)	$20.3	$15.4
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Loss (income) from discontinued operations	—	(0.3)
Depreciation and amortization	18.3	19.7
Income tax benefit related to pension termination and other, net	(0.2)	(18.1)
Loss (gain) from disposals and asset transactions, net	(1.1)	(54.3)
Share-based compensation expense	4.3	3.0
Equity in (income) loss from affiliates, net of operating cash distributions	(0.9)	0.3
Pension termination	—	76.9
Changes in operating assets and liabilities:
Trade and other receivables	(0.6)	(2.4)
Prepaid expenses, income tax receivable and other assets	2.1	1.2
Development/other property inventory	(1.5)	9.6
Accrued pension and post-retirement benefits	—	(29.8)
Accounts payable	0.1	0.2
Accrued and other liabilities	(2.9)	(6.2)
Operating cash flows from continuing operations	37.9	15.2
Operating cash flows from discontinued operations	(28.7)	(14.5)
Net cash provided by (used in) operations	9.2	0.7

Cash Flows from Investing Activities:
Capital expenditures for acquisitions	(9.5)	—
Capital expenditures for property, plant and equipment	(7.2)	(6.7)
Proceeds from disposal of assets	3.0	73.9
Payments for purchases of investments in affiliates and other investments	(0.1)	(0.5)
Investing cash flows from continuing operations	(13.8)	66.7
Investing cash flows from discontinued operations	1.3	(3.8)
Net cash provided by (used in) investing activities	(12.5)	62.9

Cash Flows from Financing Activities:
Payments of notes payable and other debt and deferred financing costs	(19.3)	(11.5)
Borrowings (payments) on line-of-credit agreement, net	54.0	(50.0)
Cash dividends paid	(48.2)	(41.7)
Repurchases of common stock and other payments	(2.4)	(2.6)
Financing cash flows from continuing operations	(15.9)	(105.8)
Financing cash flows from discontinued operations	(5.2)	4.6
Net cash provided by (used in) financing activities	(21.1)	(101.2)

Cash, Cash Equivalents, Restricted Cash, and Cash included in Assets Held for Sale
Net increase (decrease) in cash, cash equivalents, restricted cash, and cash included in assets held for sale	(24.4)	(37.6)
Balance, beginning of period	34.4	71.0
Balance, end of period	$10.0	$33.4

Alexander & Baldwin, Inc.
Financial Summary
Table 5 – Debt Summary
As of June 30, 2023

(dollars in millions; unaudited)

						Scheduled Principal Payments
Debt	Interest Rate (%)	Weighted-average Interest Rate (%)	Maturity Date		Weighted-average Maturity (Years)	2023	2024	2025	2026	2027	Thereafter	Total Principal	Premium (discount)/debt issuance costs, net	Total
Secured:
Laulani Village	3.93%	3.93%	2024		0.9	$0.6	$57.8	$—	$—	$—	$—	$58.4	$(0.1)	$58.3
Pearl Highlands	4.15%	4.15%	2024		1.5	1.1	75.1	—	—	—	—	76.2	0.2	76.4
Photovoltaic Financing	(1)	4.14%	2027		3.6	0.1	0.2	0.2	0.2	1.8	—	2.5	—	2.5
Manoa Marketplace	(2)	3.14%	2029		5.5	0.9	1.8	1.9	2.0	2.0	45.0	53.6	(0.1)	53.5
Subtotal / Wtd Avg		3.80%			2.5	$2.7	$134.9	$2.1	$2.2	$3.8	$45.0	$190.7	$—	$190.7

Unsecured:
Series A Note	5.53%	5.53%	2024		0.6	$7.1	$7.1	$—	$—	$—	$—	$14.2	$—	$14.2
Series J Note	4.66%	4.66%	2025		1.8	—	—	10.0	—	—	—	10.0	—	10.0
Series B Note	5.55%	5.55%	2026		1.4	—	9.0	16.0	2.0	—	—	27.0	—	27.0
Series C Note	5.56%	5.56%	2026		1.9	2.0	2.0	3.0	4.0	—	—	11.0	—	11.0
Series F Note	4.35%	4.35%	2026		1.8	3.9	2.4	3.3	4.0	—	—	13.6	—	13.6
Series H Note	4.04%	4.04%	2026		3.4	—	—	—	50.0	—	—	50.0	—	50.0
Series K Note	4.81%	4.81%	2027		3.8	—	—	—	—	34.5	—	34.5	(0.2)	34.3
Series G Note	3.88%	3.88%	2027		2.6	—	6.5	6.0	7.0	2.6	—	22.1	—	22.1
Series L Note	4.89%	4.89%	2028		4.8	—	—	—	—	—	18.0	18.0	—	18.0
Series I Note	4.16%	4.16%	2028		5.5	—	—	—	—	—	25.0	25.0	—	25.0
Term Loan 5	4.30%	4.30%	2029		6.5	—	—	—	—	—	25.0	25.0	—	25.0
Subtotal / Wtd Avg		4.59%			3.4	$13.0	$27.0	$38.3	$67.0	$37.1	$68.0	$250.4	$(0.2)	$250.2

Revolving Credit Facilities:
A&B Revolver	(3)	6.29%	2025	(4)	2.2	$—	$—	$66.0	$—	$—	$—	$66.0	$—	$66.0
Subtotal / Wtd Avg		6.29%			2.2	$—	$—	$66.0	$—	$—	$—	$66.0	$—	$66.0
Total / Wtd Avg		4.51%			2.9	$15.7	$161.9	$106.4	$69.2	$40.9	$113.0	$507.1	$(0.2)	$506.9

(1) Financing lease has an interest rate of 4.14%.
(2) Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.14% fixed rate.
(3) Loan has a stated interest rate of SOFR plus 1.05% based on a pricing grid, plus a SOFR adjustment of 0.10%. Prior to April 28, 2023, loan had a stated interest rate of LIBOR plus 1.05% based on a pricing grid. $50.0 million was swapped through June 2022 to a 2.40% fixed rate.

(4) A&B Revolver has two six-month optional term extensions.

Alexander & Baldwin, Inc.
Financial Summary
Table 6 – Capitalization & Financial Ratios
As of June 30, 2023

(dollars in millions, except stock price; unaudited)

Debt
Secured debt			$190.7
Unsecured term debt			250.2
Unsecured revolving credit facility			66.0
Total debt (A)			$506.9
Add: Net unamortized deferred financing cost / discount (premium)			0.2
Less: Cash and cash equivalents			(8.2)
Net Debt			$498.9

Market Capitalization	Shares	Stock Price	Market Value
Common stock (NYSE:ALEX)	72,625,000	$18.58	$1,349.4
Total equity market capitalization (B)			$1,349.4

Total Market Capitalization (C) = (A) + (B)			$1,856.3
Total Debt to Total Market Capitalization (A) / (C)			27.3%

Liquidity
Cash on hand			$8.2
Unused committed line of credit			432.9
Total liquidity			$441.1

Financial Ratios
Net Debt to TTM Consolidated Adjusted EBITDA[1]			4.7
Debt-service Coverage Ratio[2]			2.0
Fixed-rate debt to total debt			87.0%
Unencumbered CRE Property Ratio[3]			77.4%
1 Consolidated Adjusted EBITDA for the trailing twelve months is $105.3 million and is calculated on Table 7.
2 The ratio of Consolidated Adjusted EBITDA ($105.3 million) to the sum of debt service ($52.6 million) – which includes interest expense, principal payments for financing leases and term debt, as well as principal amortization of mortgage debt, but excludes balloon payments – for the trailing twelve months.
3 Measured using gross book value, represents unencumbered CRE property ($1,243.3 million) as a percent of total CRE property ($1,605.7 million).

Alexander & Baldwin, Inc.
Financial Summary
Table 7 – Consolidated Metrics

(amounts in millions, except per share data; unaudited)

Consolidated EBITDA & Consolidated Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,		TTM June 30,
	2023	2022	2023	2022	2023
Net Income (Loss)	$15.0	$4.4	$20.3	$15.4	$(44.6)
Adjustments:
Depreciation and amortization	9.1	9.8	18.3	19.7	36.6
Interest expense	5.9	5.6	10.9	11.3	21.6
Income tax expense (benefit)	—	(18.1)	—	(18.1)	(0.2)
Depreciation and amortization related to discontinued operations	—	1.6	—	3.0	2.8
Interest expense related to discontinued operations	0.2	—	0.4	—	0.6
Consolidated EBITDA	$30.2	$3.3	$49.9	$31.3	$16.8
Asset impairments related to the Land Operations Segment	—	—	—	—	5.0
Pension termination	—	73.7	—	76.9	—
(Income) loss from discontinued operations, net of income taxes and excluding depreciation, amortization and interest expense	(4.4)	(0.5)	(0.4)	(3.3)	83.5
Consolidated Adjusted EBITDA	$25.8	$76.5	$49.5	$104.9	$105.3

Other discrete items impacting the respective periods - income/(loss):
Income (loss) attributable to discontinued noncontrolling interest	$1.6	$0.3	$1.6	$0.8	$1.9
Gain (loss) on disposal of non-core assets, net	$—	$54.0	$1.1	$54.0	$1.1

FFO & Core FFO

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net Income (Loss) available to A&B common shareholders	$13.3	$4.0	$18.6	$14.5
Depreciation and amortization of commercial real estate properties	9.1	9.2	18.2	18.4
(Income) loss from discontinued operations, net of income taxes	(4.2)	1.1	—	(0.3)
Income (loss) attributable to discontinued noncontrolling interest	1.6	0.3	1.6	0.8
FFO	$19.8	$14.6	$38.4	$33.4
Exclude items not related to core business:
Land Operations operating (profit) loss	(1.7)	7.5	(1.6)	5.8
Income tax expense (benefit)	—	(18.1)	—	(18.1)
Non-core business interest expense	3.2	2.7	5.7	5.5
Pension termination - CRE and Corporate	—	13.8	—	14.7
Core FFO	$21.3	$20.5	$42.5	$41.3

Commercial Real Estate Operating Profit (Loss)	$22.7	$19.3	$43.6	$40.0
Depreciation and amortization of commercial real estate properties	9.1	9.2	18.2	18.4
Corporate and other expense	(7.7)	(18.8)	(14.0)	(25.9)
Core business interest expense	(2.7)	(2.9)	(5.2)	(5.8)
Distributions to participating securities	(0.1)	(0.1)	(0.1)	(0.1)
Pension termination - CRE and Corporate	—	13.8	—	14.7
Core FFO	$21.3	$20.5	$42.5	$41.3

Net income available to A&B common shareholders per diluted share	$0.18	$0.05	$0.26	$0.20
FFO per diluted share	$0.27	$0.20	$0.53	$0.46
Core FFO per diluted share	$0.29	$0.28	$0.58	$0.57
Weighted average diluted shares outstanding (FFO/Core FFO)	72.8	72.8	72.8	72.8

Other Discrete Items

	Three Months Ended June 30,		Year Ended June 30,
	2023	2022	2023	2022
Other discrete items impacting the respective periods - income/(loss):
CRE segment straight-line lease adjustments	$2.1	$1.0	$3.4	$2.5
CRE segment favorable/(unfavorable) lease amortization	$0.2	$0.4	$0.5	$0.6
Consolidated share-based compensation	$(2.7)	$(1.5)	$(4.3)	$(3.0)

Commercial Real Estate

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 8 – CRE Metrics

(dollars in millions; unaudited)

NOI and Same-Store NOI	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating Revenue:
Base rental income, net	$33.9	$31.5	$66.9	$63.4
Percentage rent	1.7	2.0	3.8	4.1
Recoveries from tenants	11.2	9.9	22.3	19.6
Excise tax recoveries from tenants	2.1	2.0	4.2	4.0
Revenues deemed uncollectible, net	0.2	0.4	(0.5)	0.7
Other revenue	0.4	0.2	0.7	0.5
Total Commercial Real Estate operating revenue	$49.5	$46.0	$97.4	$92.3
Operating Costs and Expenses:
Property operations	12.3	11.6	24.6	23.0
Property taxes	3.6	3.4	7.2	6.8
Depreciation and amortization	9.1	9.2	18.2	18.4
Total Commercial Real Estate operating costs and expenses	$25.0	$24.2	$50.0	$48.2
Selling, general and administrative	(1.9)	(1.8)	(3.9)	(3.4)
Intersegment operating revenues[1]	—	0.2	—	0.2
Pension termination	—	(0.7)	—	(0.7)
Interest and other income (expense), net	0.1	(0.2)	0.1	(0.2)
Operating Profit (Loss)	$22.7	$19.3	$43.6	$40.0
Plus: Depreciation and amortization	9.1	9.2	18.2	18.4
Less: Straight-line lease adjustments	(2.1)	(1.0)	(3.4)	(2.5)
Less: Favorable/(unfavorable) lease amortization	(0.2)	(0.4)	(0.5)	(0.6)
Plus: Other (income)/expense, net	(0.1)	0.9	(0.1)	0.9
Plus: Selling, general, administrative and other expenses	1.9	1.8	3.9	3.4
NOI	$31.3	$29.8	$61.7	$59.6
Less: NOI from acquisitions, dispositions and other adjustments	(0.2)	—	(0.2)	(0.1)
Same-Store NOI	$31.1	$29.8	$61.5	$59.5

Occupancy:
Leased Occupancy	94.4%	94.6%
Physical Occupancy	93.5%	93.7%
Economic Occupancy	92.4%	92.6%

Other Discrete Items
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
CRE segment capital expenditures:
Property acquisitions	$9.4	$—	$9.4	$—
Development and redevelopment	2.4	1.9	3.7	3.0
CRE building/area improvements (Maintenance Capital Expenditures)	1.0	1.8	2.1	2.3
CRE tenant space improvements (Maintenance Capital Expenditures)	0.8	0.7	1.4	0.9
Total CRE capital expenditures	$13.6	$4.4	$16.6	$6.2

Leasing commissions paid:	$0.5	$0.2	$0.8	$0.6

Commercial Real Estate EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,		TTM June 30,
	2023	2022	2023	2022	2023
Commercial Real Estate Operating Profit (Loss)	$22.7	$19.3	$43.6	$40.0	$85.1
Depreciation and amortization	9.1	9.2	18.2	18.4	36.3
Commercial Real Estate EBITDA	$31.8	$28.5	$61.8	$58.4	$121.4

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 9 – Occupancy

(unaudited)

Leased Occupancy

	As of	As of	Basis Point Change
	June 30, 2023	June 30, 2022
Retail	94.0%	93.1%	90
Industrial	95.9%	98.4%	(250)
Office	86.7%	88.1%	(140)
Total Leased Occupancy	94.4%	94.6%	(20)

Economic Occupancy

	As of	As of	Basis Point Change
	June 30, 2023	June 30, 2022
Retail	91.8%	90.6%	120
Industrial	94.2%	97.3%	(310)
Office	86.7%	85.4%	130
Total Economic Occupancy	92.4%	92.6%	(20)

Same-Store Leased Occupancy
	As of	As of	Basis Point Change
	June 30, 2023	June 30, 2022
Retail	94.0%	93.1%	90
Industrial	95.8%	98.4%	(260)
Office	86.7%	88.1%	(140)
Total Same-Store Leased Occupancy	94.3%	94.6%	(30)

Same-Store Economic Occupancy
	As of	As of	Basis Point Change
	June 30, 2023	June 30, 2022
Retail	91.8%	90.6%	120
Industrial	94.0%	97.3%	(330)
Office	86.7%	85.4%	130
Total Same-Store Economic Occupancy	92.3%	92.5%	(20)

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 10 – NOI and Same-Store NOI by Type

(dollars in thousands; unaudited)

NOI
	Three Months Ended June 30,		Percentage Change	Q2 2023 as a % of NOI	Q2 2022 as a % of NOI
	2023	2022
Retail	$19,614	$19,301	1.6%	62.7%	64.8%
Industrial	4,988	5,131	(2.8)%	15.9%	17.2%
Ground	5,261	4,361	20.6%	16.8%	14.6%
Office	1,380	1,001	37.9%	4.4%	3.4%
Total Hawai‘i Portfolio	31,243	29,794	4.9%	99.8%	100.0%
Other	53	—	NM	0.2%	—%
Total CRE Portfolio	$31,296	$29,794	5.0%	100.0%	100.0%

Same-Store NOI
	Three Months Ended June 30,		Percentage Change	Q2 2023 as a % of NOI	Q2 2022 as a % of NOI
	2023	2022
Retail	$19,614	$19,301	1.6%	63.0%	64.8%
Industrial	4,889	5,130	(4.7)%	15.7%	17.2%
Ground	5,261	4,338	21.3%	16.9%	14.6%
Office	1,380	1,001	37.9%	4.4%	3.4%
Total CRE Portfolio	$31,144	$29,770	4.6%	100.0%	100.0%

NOI
	Six Months Ended June 30,		Percentage Change	YTD 2023 as a % of NOI	YTD 2022 as a % of NOI
	2023	2022
Retail	$39,335	$38,758	1.5%	63.7%	65.1%
Industrial	9,851	10,097	(2.4)%	16.0%	17.0%
Ground	9,981	8,696	14.8%	16.2%	14.6%
Office	2,504	2,010	24.6%	4.0%	3.3%
Total Hawai‘i Portfolio	61,671	59,561	3.5%	99.9%	100.0%
Other	52	—	NM	0.1%	—%
Total CRE Portfolio	$61,723	$59,561	3.6%	100.0%	100.0%

Same-Store NOI
	Six Months Ended June 30,		Percentage Change	YTD 2023 as a % of SS NOI	YTD 2022 as a % of SS NOI
	2023	2022
Retail	$39,335	$38,758	1.5%	63.9%	65.1%
Industrial	9,716	10,096	(3.8)%	15.8%	17.0%
Ground	9,974	8,651	15.3%	16.2%	14.5%
Office	2,504	2,010	24.6%	4.1%	3.4%
Total CRE Portfolio	$61,529	$59,515	3.4%	100.0%	100.0%

Changes in the Same-Store portfolio as it relates to the comparable prior period and the current period are as follows:

Dispositions		Additions
Date	Property	Date	Property
2/23	Residual Kauai land	1/22	Kahai Street Industrial
		1/22	228 Kalihi Street

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 11 – Improved Property Report

(dollars in thousands, except per square foot data; unaudited)

	Property	Island	Year Built/ Renovated	Current GLA (SF)	Leased / Economic Occupancy		ABR	ABR PSF	Q2 2023 NOI	Q2 2023 % NOI to Improved Portfolio NOI	Retail Anchor Tenants
	Retail:
1	Pearl Highlands Center	Oahu	1992-1994	412,200	99.5%	99.5%	$10,787	$26.31	$2,506	9.5%	Sam's Club, Regal Cinemas, 24 Hour Fitness, Ulta Salon, Ross
2	Kailua Retail	Oahu	1947-2014	326,100	96.6%	94.4%	12,184	39.58	3,147	12.1%	Whole Foods Market, Foodland, CVS/Longs Drugs, Ulta Salon
3	Laulani Village	Oahu	2012	175,300	97.4%	96.3%	6,683	39.59	1,669	6.4%	Safeway, Ross, Walgreens, Petco
4	Waianae Mall	Oahu	1975	170,800	94.4%	93.4%	3,935	25.27	835	3.2%	CVS/Longs Drugs, City Mill
5	Manoa Marketplace	Oahu	1977	142,000	97.8%	92.8%	4,659	35.57	1,141	4.4%	Safeway, CVS/Longs Drugs
6	Queens' MarketPlace	Hawai‘i Island	2007	134,000	91.2%	83.6%	4,671	50.32	1,240	4.8%	Island Gourmet Market
7	Kaneohe Bay Shopping Center (Leasehold)	Oahu	1971	125,500	97.2%	96.3%	3,087	25.55	728	2.8%	Safeway, CVS/Longs Drugs
8	Hokulei Village	Kauai	2015	119,000	96.4%	96.4%	4,253	37.06	1,041	4.0%	Safeway, Petco
9	Pu‘unene Shopping Center	Maui	2017	118,000	78.4%	71.9%	4,191	50.08	877	3.4%	Planet Fitness, Petco, Ulta Salon, Target (shadow-anchored)
10	Waipio Shopping Center	Oahu	1986, 2004	113,800	97.4%	97.4%	3,619	32.63	1,038	4.0%	Foodland
11	Aikahi Park Shopping Center	Oahu	1971, 2022	97,300	91.9%	85.3%	3,165	38.12	726	2.8%	Safeway
12	Lanihau Marketplace	Hawai‘i Island	1987	88,300	96.2%	94.2%	1,611	19.37	406	1.6%	Sack N Save, CVS/Longs Drugs
13	The Shops at Kukui‘ula	Kauai	2009	85,900	95.7%	87.6%	3,613	48.50	1,135	4.4%	CVS/Longs Drugs, Eating House, Living Foods
14	Ho‘okele Shopping Center	Maui	2019	71,400	96.1%	94.7%	2,803	41.48	698	2.7%	Safeway
15	Kunia Shopping Center	Oahu	2004	60,600	95.0%	93.4%	2,300	40.66	546	2.1%
16	Waipouli Town Center	Kauai	1980	56,600	39.7%	39.7%	501	22.31	53	0.2%	Autozone
17	Kahului Shopping Center	Maui	1951	50,900	84.5%	84.5%	771	17.92	(5)	—%
18	Lau Hala Shops	Oahu	2018	46,300	100.0%	98.3%	2,619	57.60	786	3.0%	UFC Gym, Down to Earth
19	Napili Plaza	Maui	1991	45,600	92.6%	90.3%	1,276	31.95	357	1.4%	Napili Market
20	Gateway at Mililani Mauka	Oahu	2008, 2013	34,900	92.0%	88.6%	1,867	60.43	413	1.6%	CVS/Longs Drugs (shadow-anchored)
21	Port Allen Marina Center	Kauai	2002	23,600	92.0%	92.0%	659	30.41	185	0.7%
22	The Collection	Oahu	2017	5,900	100.0%	100.0%	345	58.47	92	0.4%
	Subtotal – Retail			2,504,000	94.0%	91.8%	$79,599	$35.06	$19,614	75.5%

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Leased / Economic Occupancy		ABR	ABR PSF	Q2 2023 NOI	Q2 2023 % NOI to Improved Portfolio NOI	Retail Anchor Tenants
	Industrial:
23	Komohana Industrial Park		Oahu	1990	238,300	100.0%	100.0%	$3,583	$15.04	$1,414	5.5%
24	Kaka‘ako Commerce Center		Oahu	1969	202,200	80.3%	80.3%	2,391	14.82	514	2.0%
25	Waipio Industrial		Oahu	1988-1989	158,400	100.0%	89.4%	2,549	18.01	608	2.3%
26	Opule Industrial		Oahu	2005-2006, 2018	151,500	100.0%	100.0%	2,627	17.34	657	2.6%
27	P&L Warehouse		Maui	1970	104,100	100.0%	100.0%	1,631	15.66	419	1.6%
28	Kapolei Enterprise Center		Oahu	2019	93,000	100.0%	100.0%	1,618	17.39	400	1.5%
29	Honokohau Industrial		Hawai‘i Island	2004-2006, 2008	86,700	100.0%	100.0%	1,328	15.31	343	1.3%
30	Kailua Industrial/Other		Oahu	1951-1974	69,000	88.7%	84.7%	1,176	20.11	218	0.8%
31	Port Allen		Kauai	1983, 1993	64,600	95.6%	92.7%	781	13.04	123	0.5%
32	Harbor Industrial		Maui	1930	51,100	94.9%	94.9%	586	12.09	139	0.5%
33	Kaomi Loop Industrial	(1)	Oahu	2005	33,200	100.0%	100.0%	527	15.85	67	0.3%
34	Kahai Street Industrial		Oahu	1973	27,900	100.0%	100.0%	365	13.09	54	0.2%
35	Maui Lani Industrial	(1)	Maui	2010	8,400	100.0%	100.0%	151	17.98	32	0.1%
	Subtotal – Industrial				1,288,400	95.9%	94.2%	$19,313	$15.92	$4,988	19.2%

	Office:
36	Kahului Office Building		Maui	1974	59,100	86.6%	86.6%	$1,689	$32.98	$560	2.1%
37	Gateway at Mililani Mauka South		Oahu	1992, 2006	37,100	98.4%	98.4%	1,746	47.78	462	1.8%
38	Kahului Office Center		Maui	1991	35,800	89.0%	89.0%	1,005	31.51	367	1.4%
39	Lono Center		Maui	1973	13,700	49.9%	49.9%	254	37.28	(9)	—%
	Subtotal – Office				145,700	86.7%	86.7%	$4,694	$37.12	$1,380	5.3%
	Total – Hawai‘i Improved Portfolio				3,938,100	94.4%	92.4%	$103,606	$28.70	$25,982	100.0%

(1) Property is currently not included in the Same-Store pool.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 12 – Ground Lease Report

(dollars in thousands; unaudited)

	Property Name	Location (City, Island)	Acres	Property Type	Exp. Year	Current ABR	Q2 2023 NOI	Next Rent Step	Step Type	Next ABR ($ in $000)	Previous Rent Step	Previous Step Type	Previous ABR ($ in $000)
1	Windward City Shopping Center	Kaneohe, Oahu	15.4	Retail	2035	$3,886	$1,242	2033	FMV Reset	FMV	2023	FMV Reset	$2,800
2	Owner/Operator	Kapolei, Oahu	36.4	Industrial	2025	3,300	825	2024	Fixed Step	3,420	2023	Fixed Step	3,203
3	Owner/Operator	Honolulu, Oahu	9.0	Retail	2045	2,075	519	2025	Fixed Step	2,283	2020	Fixed Step	1,886
4	Kaimuki Shopping Center	Honolulu, Oahu	2.8	Retail	2040	2,039	509	2026	Fixed Step	2,345	2022	FMV Reset	1,728
5	S&F Industrial	Pu'unene, Maui	52.0	Heavy Industrial	2059	1,275	349	2024	Fixed Step	1,433	2019	Fixed Step	751
6	Pali Palms Plaza	Kailua, Oahu	3.3	Office	2037	992	248	2032	FMV Reset	FMV	2022	Negotiated	200
7	Owner/Operator	Kaneohe, Oahu	3.7	Retail	2048	990	247	2023	Fixed Step	1,059	2018	Option	694
8	Windward Town and Country Plaza I	Kailua, Oahu	3.4	Retail	2062	963	240	2032	Fixed Step	1,233	2022	Fixed Step	753
9	Windward Town and Country Plaza II	Kailua, Oahu	2.2	Retail	2062	621	155	2032	Fixed Step	795	2022	Fixed Step	485
10	Kailua Post Office	Kailua, Oahu	1.2	Retail	2023	555	98	—	—	—	2023	Negotiated	237
11	Owner/Operator	Kailua, Oahu	1.9	Retail	2034	450	68	2024	Fixed Step	470	2019	Negotiated	641
12	Owner/Operator	Honolulu, Oahu	0.5	Retail	2028	385	98	2024	Fixed Step	394	2023	Fixed Step	375
13	Owner/Operator	Honolulu, Oahu	0.5	Parking	2028	349	87	2023	Fixed Step	359	2022	Fixed Step	339
14	Owner/Operator	Kahului, Maui	0.8	Retail	2026	264	66	2023	Fixed Step	272	2022	Fixed Step	257
15	Seven-Eleven Kailua Center	Kailua, Oahu	0.9	Retail	2033	263	66	2024	FMV Reset	FMV	2023	Fixed Step	258
16	Owner/Operator	Honolulu, Oahu	0.7	Industrial	2027	252	64	2024	Fixed Step	259	2023	Option	245
17	Owner/Operator	Kahului, Maui	0.8	Industrial	2025	238	58	2024	Fixed Step	249	2023	Fixed Step	228
18	Owner/Operator	Kailua, Oahu	0.4	Retail	2025	183	46	2024	Fixed Step	189	2023	Fixed Step	174
19	Owner/Operator	Kahului, Maui	0.4	Retail	2027	181	67	2023	Fixed Step	186	2022	Fixed Step	158
20	Owner/Operator	Kahului, Maui	0.9	Retail	2025	146	36	2024	Fixed Step	151	2023	Fixed Step	142
	Remainder	Various	4.8	Various	Various	865	173	Various	Various	—	—	—	—
	Total - Ground Leases		142.0			$20,272	$5,261

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 13 – Top 10 Tenants Ranked by ABR
As of June 30, 2023

(dollars in thousands; unaudited)

Tenant[1]	Number of Leases	ABR	% of Total Improved Portfolio ABR	GLA (SF)	% of Total Improved Portfolio GLA
Albertsons Companies (including Safeway)	7	$7,608	7.3%	286,024	7.3%
Sam's Club	1	3,308	3.2%	180,908	4.6%
CVS Corporation (including Longs Drugs)	6	2,983	2.9%	150,411	3.8%
Foodland Supermarket & related companies	7	2,133	2.1%	113,725	2.9%
Coleman World Group	2	2,004	1.9%	115,495	2.9%
Ross Dress for Less	2	1,992	1.9%	65,484	1.7%
GP/RM Prestress, LLC[2]	1	1,746	1.7%	N/A	N/A
24 Hour Fitness USA	1	1,513	1.5%	45,870	1.2%
Ulta Salon, Cosmetics, & Fragrance, Inc.	3	1,508	1.5%	33,985	0.9%
Petco Animal Supplies Stores	3	1,448	1.4%	34,282	0.9%
Total	33	$26,243	25.4%	1,026,184	26.2%

[1] The table excludes ground leases as such leases would not be comparable from a GLA perspective.
[2] The leased premises in the GP/RM Prestress, LLC lease includes warehouse and yard space. Due to the yard space, GLA is not presented due to lack of comparability.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 14 – Lease Expiration Schedule
As of June 30, 2023

(dollars in thousands, except per square foot data; unaudited)

Total Improved Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Improved Portfolio Leased GLA	ABR Expiring	% of Total Improved Portfolio Expiring ABR	ABR Expiring PSF
2023	75	162,017	4.5%	$4,953	4.8%	$30.57
2024	158	542,571	15.0%	14,676	14.2%	27.05
2025	117	491,953	13.6%	12,325	11.9%	25.05
2026	112	333,996	9.3%	9,580	9.2%	28.68
2027	103	313,911	8.7%	10,943	10.6%	34.86
2028	80	313,345	8.7%	11,509	11.1%	36.73
2029	43	267,252	7.4%	9,855	9.5%	36.88
2030	21	145,432	4.0%	3,403	3.3%	23.40
2031	12	91,362	2.5%	2,289	2.2%	25.05
2032	22	117,270	3.2%	4,137	4.0%	35.28
Thereafter	40	676,910	18.8%	16,435	15.8%	24.28
Month-to-month	94	153,894	4.3%	3,501	3.4%	22.75
Total	877	3,609,913	100.0%	$103,606	100.0%	$28.70

Retail Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Retail Leased GLA	ABR Expiring	% of Total Retail Expiring ABR	ABR Expiring PSF
2023	57	123,109	5.4%	$4,222	5.3%	$34.29
2024	104	326,985	14.4%	10,706	13.5%	32.74
2025	82	194,222	8.6%	7,279	9.1%	37.48
2026	73	96,343	4.2%	5,057	6.4%	52.49
2027	84	161,521	7.1%	8,114	10.2%	50.23
2028	68	240,289	10.6%	10,176	12.8%	42.35
2029	38	228,059	10.0%	8,805	11.1%	38.61
2030	16	62,290	2.7%	1,818	2.3%	29.19
2031	10	63,482	2.8%	1,923	2.4%	30.29
2032	19	100,480	4.4%	3,837	4.8%	38.19
Thereafter	35	607,721	26.9%	15,355	19.2%	25.27
Month-to-month	47	65,992	2.9%	2,307	2.9%	34.96
Total	633	2,270,493	100.0%	$79,599	100.0%	$35.06

Industrial Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Industrial Leased GLA	ABR Expiring	% of Total Industrial Expiring ABR	ABR Expiring PSF
2023	15	32,886	2.7%	$517	2.7%	$15.72
2024	39	176,783	14.6%	2,751	14.2%	15.56
2025	29	282,665	23.3%	4,496	23.3%	15.91
2026	32	216,052	17.8%	3,516	18.2%	16.27
2027	10	137,086	11.3%	2,255	11.7%	16.45
2028	8	67,137	5.5%	1,156	6.0%	17.22
2029	3	27,763	2.3%	482	2.5%	17.36
2030	1	74,990	6.2%	1,320	6.8%	17.60
2031	2	27,880	2.3%	365	1.9%	13.09
2032	2	15,400	1.3%	251	1.3%	16.30
Thereafter	5	69,189	5.7%	1,082	5.6%	15.64
Month-to-month	42	85,118	7.0%	1,122	5.8%	13.18
Total	188	1,212,949	100.0%	$19,313	100.0%	$15.92

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 15 – New & Renewal Lease Summary
As of June 30, 2023

(unaudited)

						Comparable Leases Only[1]
Total - New and Renewal Leases	Leases	GLA (SF)	New ABR/SF	TI / SF	Wtd Avg Lease Term (Years)	Leases	GLA (SF)	New ABR/SF	Old ABR/SF	Rent Spread[2]
2nd Quarter 2023	72	220,064	$29.26	$19.14	5.6	44	125,302	$29.28	$27.67	5.8%
1st Quarter 2023	49	139,302	$30.66	$4.09	5.2	32	76,139	$27.36	$25.48	7.4%
4th Quarter 2022	61	129,537	$30.65	$3.22	3.5	29	52,063	$39.35	$37.29	5.5%
3rd Quarter 2022	50	104,875	$29.11	$5.86	5.8	27	69,731	$26.63	$25.55	4.2%
Trailing four quarters	232	593,778	$29.86	$9.79	5.1	132	323,235	$29.87	$28.25	5.8%

Total - New Leases	Leases	GLA (SF)	New ABR/SF	TI / SF	Wtd Avg Lease Term (Years)	Leases	GLA (SF)	New ABR/SF	Old ABR/SF	Rent Spread[2]
2nd Quarter 2023	29	98,376	$28.49	$41.73	7.6	11	30,169	$25.96	$23.59	10.1%
1st Quarter 2023	14	22,912	$36.41	$21.92	5.1	6	10,258	$29.95	$29.45	1.7%
4th Quarter 2022	21	32,435	$28.93	$11.10	3.5	3	5,145	$22.29	$21.60	3.2%
3rd Quarter 2022	18	29,452	$29.57	$20.79	4.8	6	10,148	$25.11	$23.60	6.4%
Trailing four quarters	82	183,175	$29.73	$30.46	6.1	26	55,720	$26.20	$24.49	7.0%

Total - Renewal Leases	Leases	GLA (SF)	New ABR/SF	TI / SF	Wtd Avg Lease Term (Years)	Leases	GLA (SF)	New ABR/SF	Old ABR/SF	Rent Spread[2]
2nd Quarter 2023	43	121,688	$29.88	$0.88	4.0	33	95,133	$30.33	$28.96	4.7%
1st Quarter 2023	35	116,390	$29.53	$0.58	5.2	26	65,881	$26.95	$24.87	8.4%
4th Quarter 2022	40	97,102	$31.22	$0.59	3.5	26	46,918	$41.22	$39.01	5.7%
3rd Quarter 2022	32	75,423	$28.93	$0.03	6.2	21	59,583	$26.89	$25.88	3.9%
Trailing four quarters	150	410,603	$29.92	$0.57	4.6	106	267,515	$30.64	$29.03	5.5%

	Three Months Ended June 30, 2023					TTM Ended June 30, 2023
	Leases	GLA (SF)	ABR/SF	Rent Spread[2]		Leases	GLA (SF)	ABR/SF	Rent Spread[2]
Retail	47	112,163	$40.37	5.6%		155	344,639	$38.98	5.4%
Industrial	21	102,692	$17.11	6.6%		68	235,119	$16.20	7.4%
Office	4	5,209	$29.52	3.9%		9	14,020	$34.90	2.9%
Subtotal - Improved	72	220,064	$29.26	5.8%		232	593,778	$29.86	5.8%

Ground	2	N/A3	N/A3	38.8%		8	N/A3	N/A3	48.3%

1 Per Glossary of Terms, Comparable Leases are either renewals (executed for the same units) or new leases (executed for units that have been vacated in the previous 12 months) for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.
2 Rent Spread is calculated for Comparable Leases, a subset of the total population of leases for the period presented.
3 Not applicable for ground leases as such leases would not be comparable from a GLA (SF) perspective

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 16 – Portfolio Repositioning, Redevelopment & Development Summary
As of June 30, 2023

(dollars in millions; unaudited)

									Leasing Activity
Project	Phase	Target In-service	Target Stabilization	Total Estimated Project Capital Costs	Project Capital Costs Incurred to Date	Estimated Incremental Stabilized NOI	Estimated Stabilized Yield on Total Project Capital Costs	Projected GLA (SF)	% Leased	% Under Letter of Intent	Total
Redevelopment
Manoa Marketplace	Construction	3Q2023	3Q2024[1]	$8.0 - $8.8	$6.1	$0.6 - $0.7	8.0 - 8.5%	142,000	97.8%	0.4%	98.2%

[1] Property stabilized at over 90% leased prior to project commencement.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 17 – Transactional Activity (2022 - 2023)
As of June 30, 2023

(dollars in millions; unaudited)

Acquisitions
Property	Type	Location	Date (Month/Year)	Purchase Price	GLA (SF)
Kaomi Loop Industrial	Industrial	Oahu, HI	05/23	$9.5	33,200
Maui Lani Industrial	Industrial	Maui, HI	06/22	N/A1	8,400
Total				$9.5	41,600

[1] Represents an intercompany acquisition transaction from GPRS, a subsidiary of Grace Pacific.

Land Operations

Alexander & Baldwin, Inc.
Land Operations
Table 18 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

(amounts in millions; unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Development sales revenue	$—	$—	$—	$6.3
Unimproved/other property sales revenue	3.2	0.2	4.1	2.0
Other operating revenue[1]	0.4	4.9	2.0	9.7
Total Land Operations operating revenue	$3.6	$5.1	$6.1	$18.0
Land Operations operating costs and expenses	(2.0)	(5.4)	(5.6)	(14.6)
Selling, general and administrative	(0.4)	(1.2)	(0.9)	(2.4)
Intersegment operating charges, net[2]	(0.1)	(0.1)	(0.1)	(0.1)
Gain (loss) on disposal of non-core assets, net	—	54.0	1.1	54.0
Earnings (loss) from joint ventures	0.5	0.1	0.9	1.5
Pension termination	—	(59.9)	—	(62.2)
Interest and other income (expense), net	0.1	(0.1)	0.1	—
Total Land Operations operating profit (loss)	$1.7	$(7.5)	$1.6	$(5.8)

	Three Months Ended June 30,		Six Months Ended June 30,		TTM June 30,
	2023	2022	2023	2022	2023
Land Operations Operating Profit (Loss)	$1.7	$(7.5)	$1.6	$(5.8)	$6.0
Land Operations depreciation and amortization	—	0.6	—	1.2	—
Land Operations EBITDA	$1.7	$(6.9)	$1.6	$(4.6)	$6.0
Impairment of assets	—	—	—	—	5.0
Pension termination	—	59.9	—	62.2	—
Land Operations Adjusted EBITDA	$1.7	$53.0	$1.6	$57.6	$11.0

[1] Other operating revenue includes revenue related to trucking and licensing and leasing of non-core legacy agricultural lands during the periods ended 2023 and 2022. Other revenue also includes renewable energy during the period ended 2022.

[2] Intersegment operating charges primarily from CRE that are eliminated in the consolidated results of operations.

Alexander & Baldwin, Inc.
Land Operations
Table 19 – Core Real Estate Development-for-sale Projects
As of June 30, 2023

(dollars in millions, except per square foot amounts; unaudited)

Project	Location	Product Type	Remaining Sellable Acres[1]	Avg Size of Remaining Lots (Acres)	Target Sales Price Range per SF for Remaining	Estimated Total Project Cost	Total Project Costs Incurred to Date	A&B Net Book Value	Estimated Project Completion
Maui Business Park (Phase II)	Kahului, Maui	Light industrial lots	46.5 acres	1.1 acres	$38-$58 per SF	$98	$65	$22	2030+

[1] Decline in remaining sellable acres from December 31, 2022 is due to carveout of planned roads and easements for Ho'okele Condominium Project.

Alexander & Baldwin, Inc.
Land Operations
Table 20 – Components of Land Operations
As of June 30, 2023

(dollars in millions; unaudited)

	Acres	Carrying Value
ASSETS
Real estate investments
Core real estate investments
Kapolei Business Park West	3	$6.2
Maui Business Park II	53	22.2
Non-core real estate investments
Other real estate development	192	$37.8
Agricultural land	2,962	0.4
Urban land, not in active development	20	0.6
Conservation & preservation	764	0.9
Investments in real estate joint ventures and partnerships		7.4
Total real estate investments, net	3,994	75.5
Accounts receivable and other receivables, net		5.6
Other investments in affiliates		30.5
Other assets		0.5
Total assets		$112.1

LIABILITIES
Maui agricultural land sale deferred revenue and reserves		$75.2
Environmental remediation		16.4
Land development warranty and post-closing obligations		4.1
Other liabilities		8.4
Total liabilities		$104.1

Land Operations Book Value		$8.0